EXHIBIT 10.27.3

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

        AMENDMENT dated as of August 9, 2002, amending the Credit and Guaranty Agreement dated as of June 25, 2002 (the "DIP Credit Agreement"), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., and ACC INVESTMENT HOLDINGS, INC., the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H :

        WHEREAS, the parties hereto desire to amend the DIP Credit Agreement as set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1.    Definitions; References.    Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement shall have the meaning assigned to such term in the DIP Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall from and after the date hereof refer to the DIP Credit Agreement as amended hereby.

        SECTION 2.    Amended Definition.    The definition of "Prepayment Date" contained in Section 1.01 of the DIP Credit Agreement is amended to read in its entirety as follows:

          "Prepayment Date" shall mean August 26, 2002, if the Final Order has not been entered by the Bankruptcy Court prior to such date."

        SECTION 3.    Amended Condition Precedent to Each Credit Event.    The phrase "45 days after the entry of the Interim Order" contained in Section 4.02(d) is replaced with the phrase "August 26, 2002".

        SECTION 4.    Extended Market Flex.    Section 10.10(c) is amended to read in its entirety as follows:

          "(c) Prior to the later of (i) August 26, 2002, and (ii) 7 Business Days after the date on which the Final Order is entered, the Co-Lead Arrangers, JPMCB and CUSA shall be entitled, after consultation with the Parent and the Borrowers and disclosure to the Bankruptcy Court, to change the amount of the Total Commitment (other than increase the Total Commitments to an amount in excess of $1,500,000,000), the pricing, structure (including without limitation collateral and guarantee arrangements) or terms of this Agreement and the other Loan Documents if they determine that such changes are necessary or advisable in order to ensure the completion of the syndication of the credit facility hereunder in a manner satisfactory to them. Each Loan Party agrees that it shall enter into any amendments or modifications of any Loan Document, or any additional documents, as may be necessary or desirable in order to effect the foregoing changes."

        SECTION 5.    Representations and Warranties.    Each Loan Party hereby represents and warrants that as of the date hereof and after giving effect hereto:

          (a)   no Default or Event of Default has occurred and is continuing; and

          (b)   each representation and warranty of each Loan Party set forth in the Loan Documents after giving effect to this Amendment is true and correct in all material respects as though made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, which are true and correct as of such earlier date.

        SECTION 6.    GOVERNING LAW.    THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

        SECTION 7.    Counterparts; Effectiveness.    This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

2

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/ NORMA C. CORIO
Title: Managing Director
CITICORP USA, INC.
By:	/s/ MICHAEL M. SCHADT
Title: Vice President
WACHOVIA BANK, N.A.
By:	/s/ HELEN WESSLING
Title: Director
THE BANK OF NOVA SCOTIA
By:	/s/ D. N. GILLESPIE
Title: Managing Director
FLEET NATIONAL BANK
By:	/s/ SANGHAMITRA DUTT
Title: Director
BANK OF AMERICA, N.A.
By:	/s/ WILLIAM E. LIVINGSTONE, IV
Title: Managing Director
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ ERIC M. HERR
Title: Senior Vice President
ACC CABLE COMMUNICATIONS FL—VA, LLC
By:	ACC Cable Holdings VA, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ACC CABLE HOLDINGS VA, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ACC HOLDINGS II, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ACC INVESTMENT HOLDINGS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

ACC OPERATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ACC TELECOMMUNICATIONS HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ACC TELECOMMUNICATIONS LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ACC—AMN HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA ACQUISITION SUBSIDIARY, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA ARIZONA, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA BLAIRSVILLE, LLC
By:	Century Communications Corporation, its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President

ADELPHIA CABLE PARTNERS, L.P.
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION ASSOCIATES, L.P.
By:	Chelsea Communications, Inc., its general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF BOCA RATON, LLC
By:	Adelphia Cablevision Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF FONTANA, LLC
By:	Clear Cablevision, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By:	Clear Cablevision, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President

ADELPHIA CABLEVISION, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF NEW YORK, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By:	Mickelson Media, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF SAN BERNARDINO, LLC
By:	Clear Cablevision, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President

ADELPHIA CABLEVISION OF SANTA ANA, LLC
By:	UCA LLC, its sole member
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By:	Manchester Cablevision, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By:	UCA LLC, its sole member
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By:	Century New Mexico Cable Television Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By:	Huntington CATV, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CALIFORNIA CABLEVISION, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President

ADELPHIA CENTRAL PENNSYLVANIA, LLC
By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA CLEVELAND, LLC
By:	Adelphia of the Midwest, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA COMMUNICATIONS CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By:	Adelphia Cablevision Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By:	Adelphia Cablevision Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

ADELPHIA COMPANY OF WESTERN CONNECTICUT
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA GENERAL HOLDINGS III, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA GS CABLE, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA GP HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA HARBOR CENTER HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA HOLDINGS 2001, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA INTERNATIONAL II, LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
By:	/s/ ERLAND E. KAILBOURNE
Title: President

ADELPHIA INTERNATIONAL III, LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA OF THE MIDWEST, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA MOBILE PHONES, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA PINELLAS COUNTY, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA PRESTIGE CABLEVISION, LLC
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA TELECOMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ADELPHIA WELLSVILLE, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ARAHOVA COMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ARAHOVA HOLDINGS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
BADGER HOLDING CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
BETTER TV, INC. OF BENNINGTON
By:	/s/ ERLAND E. KAILBOURNE
Title: President
BLACKSBURG/SALEM CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
BRAZAS COMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
BUENAVISION TELECOMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CABLE SENTRY CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President

CALIFORNIA AD SALES, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CCC-III, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CCC-INDIANA, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CCH INDIANA, L.P.
By:	CCC-Indiana, Inc., its general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CDA CABLE, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY ADVERTISING, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY ALABAMA CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY ALABAMA HOLDING CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY AUSTRALIA COMMUNICATIONS CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY BERKSHIRE CABLE CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

CENTURY CABLE HOLDINGS, LLC
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY CABLE HOLDING CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY CABLE MANAGEMENT CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY CABLE OF SOUTHERN CALIFORNIA
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY CABLEVISION HOLDINGS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY CAROLINA CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY COLORADO SPRINGS CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY COLORADO SPRINGS PARTNERSHIP
By:	Paragon Cable Television Inc., a general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY COMMUNICATIONS CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY CULLMAN CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

CENTURY ENTERPRISE CABLE CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY EXCHANGE, LLC
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY FEDERAL, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY GRANITE CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY HUNTINGTON COMPANY
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY INDIANA CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY ISLAND ASSOCIATES, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY ISLAND CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY INVESTMENT HOLDING CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY INVESTORS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

CENTURY KANSAS CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY LYKENS CABLE CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY MENDOCINO CABLE TELEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY MISSISSIPPI CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY MOUNTAIN CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY NEW MEXICO CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY NORWICH CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY OHIO CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY OREGON CABLE CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY PACIFIC CABLE TV, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY PROGRAMMING, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

CENTURY REALTY CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY SHASTA CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY—TCI CALIFORNIA COMMUNICATIONS, L.P.
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY—TCI CALIFORNIA, L.P.
By:	Century—TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY—TCI HOLDINGS, LLC
By:	Century—TCI California Communications, L.P., its sole member
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY TELECOMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY TRINIDAD CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY VIRGINIA CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

CENTURY VOICE AND DATA COMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY WARRICK CABLE CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY WASHINGTON CABLE TELEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CENTURY WYOMING CABLE TELEVISION CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CHELSEA COMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CHELSEA COMMUNICATIONS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CHESTNUT STREET SERVICES, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CLEAR CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CMA CABLEVISION ASSOCIATES VII, L.P.
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CORAL SECURITY, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
COWLITZ CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CP—MDU I LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
CP—MDU II LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
E. & E. CABLE SERVICE, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President

EASTERN VIRGINIA CABLEVISION, L.P.
By:	TMC Holdings Corporation, its general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
EMPIRE SPORTS NETWORK, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FAE CABLE MANAGEMENT CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FOP INDIANA, L.P.
By:	FrontierVision Cable New England, Inc., its general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION ACCESS PARTNERS, LLC
By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION CABLE NEW ENGLAND, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION CAPITAL CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION HOLDINGS L.L.C.
By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION HOLDINGS, L.P.
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION OPERATING PARTNERS, L.L.C.
By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION OPERATING PARTNERS, L.P.
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FRONTIERVISION PARTNERS, L.P.
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President

FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
FT. MYERS CABLEVISION, LLC
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
GLOBAL ACQUISITION PARTNERS, L.P.
By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
GLOBAL CABLEVISION II, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President

THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
GRAFTON CABLE COMPANY
By:	/s/ ERLAND E. KAILBOURNE
Title: President
GS CABLE LLC
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
GS TELECOMMUNICATIONS, LLC
By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
HUNTINGTON CATV, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
IMPERIAL VALLEY CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
KALAMAZOO COUNTY CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

KEY BISCAYNE CABLEVISION
By:	Adelphia Cable Partners, L.P., a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
KOOTENAI CABLE, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
LOUISA CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MANCHESTER CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MARTHA'S VINEYARD CABLEVISION, L.P.
By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MERCURY COMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

MICKELSON MEDIA, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MICKELSON MEDIA OF FLORIDA, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MONUMENT COLORADO CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MOUNTAIN CABLE COMMUNICATIONS CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MOUNTAIN CABLE COMPANY, L.P.
By:	Pericles Communications Corporation, its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MONTGOMERY CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MT. LEBANON CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
MULTI-CHANNEL T.V. CABLE COMPANY
By:	/s/ ERLAND E. KAILBOURNE
Title: President
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President

OLYMPUS CABLE HOLDINGS, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
OLYMPUS CAPITAL CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
OLYMPUS COMMUNICATIONS, L.P.
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
OLYMPUS SUBSIDIARY, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
OWENSBORO—BRUNSWICK, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
OWENSBORO INDIANA, L.P.
By:	Century Granite Cable Television Corp., its general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
OWENSBORO ON THE AIR, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

PAGE TIME, INC
By:	/s/ ERLAND E. KAILBOURNE
Title: President
PARAGON CABLE TELEVISION INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
PARAGON CABLEVISION CONSTRUCTION CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
PARAGON CABLEVISION MANAGEMENT CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
PARNASSOS COMMUNICATIONS, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
PARNASSOS HOLDINGS, LLC
By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
PARNASSOS, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
PERICLES COMMUNICATIONS CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President

PULLMAN TV CABLE CO., INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
RENTAVISION OF BRUNSWICK, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
RICHMOND CABLE TELEVISION CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
RIGPAL COMMUNICATIONS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
ROBINSON/PLUM CABLEVISION, L.P.
By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
SABRES, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
SCRANTON CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
SOUTHEAST FLORIDA CABLE, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
SOUTHWEST COLORADO CABLE, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
SOUTHWEST VIRGINIA CABLE, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President

S/T CABLE CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
STAR CABLE INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
STARPOINT, LIMITED PARTNERSHIP
By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
SVHH CABLE ACQUISITION, L.P.
By:	SVHH Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
SVHH HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
TELE-MEDIA COMPANY OF HOPEWELL—PRINCE GEORGE
By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President

TELE-MEDIA COMPANY OF TRI-STATES L.P.
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
TELESAT ACQUISITION, LLC
By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
TELESTAT ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
THE MAIN INTERNETWORKS, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
THE WESTOVER T.V. CABLE CO., INCORPORATED
By:	/s/ ERLAND E. KAILBOURNE
Title: President

THREE RIVERS CABLE ASSOCIATES, L.P.
By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
And By: Mt. Lebanon Cablevision, Inc., a general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
TIMOTHEOS COMMUNICATIONS, L.P.
By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
TMC HOLDINGS CORPORATION
By:	/s/ ERLAND E. KAILBOURNE
Title: President
TMC HOLDINGS, LLC
By:	TMC Holdings Corporation, its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
TRI-STATES, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
UCA LLC
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
U.S. TELE-MEDIA INVESTMENT COMPANY
By:	/s/ ERLAND E. KAILBOURNE
Title: President

UPPER ST. CLAIR CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
VALLEY VIDEO, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
VAN BUREN COUNTY CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
WARRICK CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
WARRICK INDIANA, L.P.
By:	CCC—III, Inc., its general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
WELLSVILLE CABLEVISION, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President
WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
By:	/s/ ERLAND E. KAILBOURNE
Title: President
WESTERN NY CABLEVISION, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
By:	/s/ ERLAND E. KAILBOURNE
Title: President

WESTVIEW SECURITY, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
WILDERNESS CABLE COMPANY
By:	/s/ ERLAND E. KAILBOURNE
Title: President
YOUNG'S CABLE TV CORP.
By:	/s/ ERLAND E. KAILBOURNE
Title: President
YUMA CABLEVISION, INC.
By:	/s/ ERLAND E. KAILBOURNE
Title: President